                                                                    EXHIBIT 10.5



                            JOINT VENTURE AGREEMENT



                                  BY AND AMONG



                           MCCAW INTERNATIONAL, LTD.,

                     MCCAW INTERNATIONAL (DELAWARE), LTD.,

                     MCCAW INTERNATIONAL (HOLDINGS), LTD.,

                      MCCAW INTERNATIONAL (ARGENTINA) LLC,

                              TELCOM VENTURES, LLC

                                      AND

                     WIRELESS VENTURES OF ARGENTINA, L.L.C.





                          dated as of October 28, 1996

                               TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.......................................................................................2
         1.1 Defined Terms...................................................................................2
         1.2 Other Definitional Matters......................................................................5

ARTICLE II  THE JOINT VENTURE................................................................................5
         2.1 Establishment of the Joint Venture..............................................................5
         2.1.1 Corporate Structure...........................................................................5
         2.1.2 Transfers.....................................................................................6
         2.1.3 Memorandum of Association.....................................................................7
         2.1.4 Articles of Association.......................................................................7
         2.2 Closing.........................................................................................7
         2.3 Post-Closing Adjustments........................................................................7

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE MIL PARTIES..............................................10
         3.1 Organization, Good Standing, Etc...............................................................10
         3.2 Authorization, Due Execution and Binding Effect................................................10
         3.3 No Approvals or Notices Required; No Conflicts With Instruments................................10
         3.4 Licenses, Permissions, Permits, Authorizations, Etc............................................11
         3.5 Capitalization of the MIL Parties..............................................................11
         3.6 Ownership of Capital Stock of MIL Parties......................................................12
         3.7 Financial Statements...........................................................................12
         3.8 Absence of Certain Changes.....................................................................12
         3.9 Liabilities....................................................................................14
         3.10 Intercompany Transactions.....................................................................14
         3.11 Taxes.........................................................................................14
         3.12 Assets........................................................................................14
         3.13 Channels......................................................................................15
         3.14 Compliance With Environmental Laws............................................................15
         3.15 Contracts.....................................................................................16
         3.16 Claims and Legal Proceedings..................................................................16
         3.17 Labor Matters.................................................................................16
         3.18 Patents, Trademarks, Etc......................................................................17
         3.19 Customers.....................................................................................18
         3.20 Applicable Laws...............................................................................19
         3.21 Insurance.....................................................................................19
         3.22 Brokerage.....................................................................................19
         3.23 Full Disclosure...............................................................................19

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF TELCOM AND WVA................................................20
         4.1 Organization, Good Standing, Etc...............................................................20
         4.2 Authorization, Due Execution and Binding Effect................................................20

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
         4.3 No Approvals or Notices Required; No Conflicts With Instruments................................20
         4.4 Licenses, Permissions, Permits, Authorizations, Etc............................................21
         4.5 Capitalization of WVA and WVA Subsidiaries.....................................................21
         4.6 Ownership of WVA Common Stock and Capital Stock of WVA Subsidiaries............................22
         4.7 Financial Statements...........................................................................22
         4.8 Absence of Certain Changes.....................................................................22
         4.9 Liabilities....................................................................................23
         4.10 Intercompany Transactions.....................................................................24
         4.11 Taxes.........................................................................................24
         4.12 Assets........................................................................................24
         4.13 Channels......................................................................................25
         4.14 Compliance With Environmental Laws............................................................26
         4.15 Contracts.....................................................................................26
         4.16 Claims and Legal Proceedings..................................................................26
         4.17 Labor Matters.................................................................................26
         4.18 Patents, Trademarks, Etc......................................................................28
         4.19 Customers.....................................................................................28
         4.20 Applicable Laws...............................................................................29
         4.21 Insurance.....................................................................................29
         4.22 Brokerage.....................................................................................29
         4.23 Full Disclosure...............................................................................29

ARTICLE V  FURTHER AGREEMENTS...............................................................................30
         5.1 Schedules......................................................................................30
         5.2 Access.........................................................................................30
         5.3 Advice of Claims...............................................................................31
         5.4 Conduct of Business............................................................................31
         5.4.1 Conduct of WVA Business......................................................................31
         5.4.2 Conduct of McCaw S.A. Business...............................................................31
         5.5 Compliance With Laws...........................................................................32
         5.6 Insurance and Loss of or Damage to Assets......................................................32
         5.7 Confidentiality................................................................................32
         5.8 Other Cooperation..............................................................................33

ARTICLE VI  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MIL PARTIES..........................................33
         6.1 Accuracy of Representations and Warranties.....................................................33
         6.2 Performance of Agreement.......................................................................33
         6.3 Approvals and Consents.........................................................................33
         6.4 Shareholders Agreement.........................................................................34
         6.5 Opinions of Telcom's Counsel...................................................................34
         6.6 Confidentiality, Noncompetition and Proprietary Information Agreements.........................34
         6.7 Legal Proceedings..............................................................................34
         6.8 Title..........................................................................................34
         6.9 Telcom and WVA Officers' Certificates..........................................................34

         6.10 Documentation Relating to WVA Licenses........................................................34
         6.11 Intercompany Transactions.....................................................................35
         6.12 Employees and Directors.......................................................................35
         6.13 Brazil........................................................................................35

ARTICLE VII  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WVA SECURITYHOLDERS AND WVA.........................35
         7.1 Accuracy of Representations and Warranties.....................................................35
         7.2 Performance of Agreement.......................................................................35
         7.3 Approvals and Consents.........................................................................36
         7.4 Shareholders Agreement.........................................................................36
         7.5 MIL Officers' Certificate......................................................................36
         7.6 Legal Proceedings..............................................................................36
         7.7 Opinions of MIL Counsel........................................................................36
         7.8 Title..........................................................................................36
         7.9 Documentation Relating to McCaw S.A. Licenses..................................................36
         7.10 Intercompany Transactions.....................................................................36
         7.11 Brazil........................................................................................37
         7.12 Confidentiality, Noncompetition and Proprietary Information Agreements........................37

ARTICLE VIII  INDEMNIFICATION AND SURVIVAL OF WARRANTIES....................................................37
         8.1 Indemnification by WVA Securityholders.........................................................37
         8.2 Indemnification by MIL.........................................................................38
         8.3 Procedure......................................................................................38
         8.4 Form of Payment................................................................................39
         8.5 Survival.......................................................................................39

ARTICLE IX  TERMINATION.....................................................................................39
         9.1 Termination....................................................................................39
         9.2 Effect of Termination..........................................................................41

ARTICLE X  GENERAL..........................................................................................41
         10.1 Expenses......................................................................................41
         10.2 Amendment.....................................................................................42
         10.3 Headings......................................................................................42
         10.4 Applicable Law................................................................................42
         10.5 Parties in Interest...........................................................................42
         10.6 Waivers.......................................................................................43
         10.7 Notices.......................................................................................43
         10.8 Counterparts..................................................................................44
         10.9 Entire Understanding..........................................................................44

SCHEDULES

3.1           Organization of the MIL Parties
3.3           Approvals and Conflicts
3.4           Additional Payments and Fees
3.5           Capitalization of the MIL Parties
3.8           Certain Changes or Events
3.9           Undisclosed Material Liabilities
3.10          Intercompany Balances
3.11          Taxes
3.12(a)       Leases
3.12(b)       Real Property
3.12(d)       Liens
3.13          Channels
3.15          Contracts
3.16          Claims and Legal Proceedings
3.17          Labor Matters
3.18          Patents, Trademarks, Etc.
3.19          Customers
4.1           Organization of WVA and WVA Subsidiaries
4.3           Approvals and Conflicts
4.4           Additional Payments and Fees
4.5           Capitalization of WVA and WVA Subsidiaries
4.8           Certain Changes or Events
4.9           Undisclosed Material Liabilities
4.10          Intercompany Balances
4.11          Taxes
4.12(a)       Leases
4.12(b)       Real Property
4.12(d)       Liens
4.13          Channels
4.15          Contracts
4.16          Claims and Legal Proceedings
4.17          Labor Matters
4.18          Patents, Trademarks, Etc.
4.19          Customers

EXHIBITS
6.4           Form of Shareholders Agreement
6.5           Form of Opinion of Telcom's Counsel
6.6           Form of Confidentiality, Noncompetition and Proprietary
              Information Agreement
6.9           Form of Telcom and WVA Officers' Certificates
7.5           Form of MIL Officers' Certificates
7.7           Form of Opinions of MIL's Counsel

                            JOINT VENTURE AGREEMENT


         THIS JOINT VENTURE AGREEMENT (this "Agreement") is made and entered into as of this 28th day of October, 1996 by and among McCaw International, Ltd., a Washington corporation ("MIL"), McCaw International (Delaware), Ltd., a Delaware corporation and wholly owned subsidiary of MIL ("MIL Delaware"), McCaw International (Holdings), Ltd., a Cayman Islands company and wholly owned subsidiary of MIL Delaware ("MIL Holdings"), McCaw International (Argentina) LLC, a Cayman Islands limited liability company owned 99% by MIL Holdings and 1% by MIL Delaware ("MIL Argentina") (MIL, MIL Delaware, MIL Holdings and MIL Argentina being referred to individually as a "MIL Party" and collectively as the "MIL Parties"), Telcom Ventures, LLC, a Delaware limited liability company ("Telcom"), and Wireless Ventures of Argentina, L.L.C., a Delaware limited liability company and 70%-owned subsidiary of Telcom ("WVA").

                                    RECITALS

         A. MIL Argentina and MIL Holdings together own 100% of the capital stock of McCaw Argentina S.A., an Argentina corporation ("McCaw S.A."). McCaw S.A. has a license to be engaged in the business of Specialized Mobile Radio ("SMR") in certain cities in Argentina and is authorized to use 100 SMR channels in each of Buenos Aires, Rosario, Cordoba and Mendoza (collectively, the "McCaw S.A. Channels") in the conduct of its business (the "McCaw S.A. Business").

         B. Telcom and the other members of WVA (together with Telcom, the "WVA Securityholders") collectively own 100% of the membership interests of WVA. WVA owns 100% of the capital stock of (i) AirLink S.A., an Argentina corporation ("AirLink"), which owns certain paging and SMR assets in Argentina and has employed certain individuals having expertise in the administration and billing of telecommunication services, (ii) Communication Services S.A., an Argentina corporation ("CSSA"), which has a paging license valid throughout Argentina and an SMR license and is authorized to use 20 SMR channels in each of Mar del Plata and Tucuman, Argentina (the "CSSA Channels") and owns certain paging assets, and (iii) Buenos Aires Trunking S.A., an Argentina corporation ("BATSA"), which is authorized to use 80 SMR channels in Buenos Aires and 100 SMR channels in each of Cordoba, Rosario and Mendoza (the "BATSA Channels"). AirLink, CSSA and BATSA are referred to collectively herein as the "WVA Subsidiaries." MIL, MIL Holdings, Telcom and WVA are simultaneously herewith entering into a purchase agreement relating to a proposed joint venture of MIL, Telcom and their respective Affiliates in the business of paging in Argentina (the "Paging Agreement").

         C. Telcom and MIL believe it is advisable and in their respective best interest to effect a merger of Telcom's interests in the WVA Subsidiaries and MIL's interest in McCaw S.A. (the "Merger") on the terms and conditions provided in this Agreement.

                                   AGREEMENT

         In consideration of the terms hereof, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

1.1      DEFINED TERMS

         As used in this Agreement, the following terms shall have the following meanings:

                  "Accountants" has the meaning set forth in Section 2.3(e).

                  "Affiliate" of a Person means any Person which directly or indirectly Controls, is under common Control with, or is Controlled by, such Person.

                  "Agreement" has the meaning set forth in the introductory paragraph.

                  "AirLink" has the meaning set forth in the Recitals.

                  "Authorization" has the meaning set forth in Section 2.1.2.

                  "BATSA" has the meaning set forth in the Recitals.

                  "BATSA Channels" has the meaning set forth in the Recitals.

                  "Claims" has the meaning set forth in Section 3.16.

                  "Closing" has the meaning set forth in Section 2.2.

                  "Closing Date" has the meaning set forth in Section 2.1.2.

                  "CNT" means the Comision Nacional de Telecomunicaciones of Argentina.

                  "Confidentiality Agreement" has the meaning set forth in
Section 5.7.

                  "Contract" has the meaning set forth in Section 9.1.

                  "Contracting Party" has the meaning set forth in Section 9.1.

                  "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), when used with respect to any Person or Affiliate, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "CSSA" has the meaning set forth in the Recitals.

                  "CSSA Channels" has the meaning set forth in the Recitals.

                  "Damages" has the meaning set forth in Section 8.1.

                  "Government Approval" of any action to be taken by either party means such approval of or confirmation or consent to such action, together with such licenses, permits or other permissions reasonably required for such action, all as the statutes, decrees, regulations and rulings of governmental authority (collectively, "Legal Authority") within Argentina or the United States, as the case may be, may require to be obtained in connection with said action from such governmental authority or from political subdivisions thereof. Whenever any form of "Government Approval" is used herein, it shall be interpreted and construed to include the requirement that such approval be in form and substance acceptable to the parties.

                  "Indemnifying Party" has the meaning set forth in Section
8.3.

                  "Indemnitee" has the meaning set forth in Section 8.3.

                  "Invested Capital" has the meaning set forth in Section 2.1.2(b).

                  "knowledge of MIL" means, with respect to the existence or absence of a fact, matter, event or circumstance, the actual knowledge of any director or officer of any of the MIL Parties.

                  "knowledge of Telcom" means, with respect to the existence or absence of a fact, matter, event or circumstance, the actual knowledge of any director or officer of any of the WVA Securityholders, WVA or the WVA Subsidiaries.

                  "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, deed of trust, charge, security interest, encumbrance or other adverse claim of any kind with respect to such property or asset.

                  "McCaw S.A." has the meaning set forth in the Recitals.

                  "McCaw S.A. Assets" means the McCaw S.A. Channels, McCaw S.A. Licenses and all other assets owned by McCaw S.A.

                  "McCaw S.A. Business" has the meaning set forth in the Recitals.

                  "McCaw S.A. Channels" has the meaning set forth in the Recitals.

                  "McCaw S.A. Licenses" has the meaning set forth in Section
3.4.

                  "McCaw S.A. Personal Property" has the meaning set forth in
Section 3.12(a).

                  "Merger" has the meaning set forth in the Recitals.

                  "MIL" has the meaning set forth in the introductory paragraph.

                  "MIL Argentina" has the meaning set forth in the introductory paragraph.

                  "MIL Argentina Financial Statements" has the meaning set forth in Section 3.7.

                  "MIL Argentina Securities" has the meaning set forth in
Section 3.5.

                  "MIL Closing Balance Sheet" has the meaning set forth in
Section 2.3(a).

                  "MIL Delaware" has the meaning set forth in the introductory paragraph.

                  "MIL Holdings" has the meaning set forth in the introductory paragraph.

                  "MIL Invested Capital" has the meaning set forth in Section 2.1.2(b).

                  "MIL Party" has the meaning set forth in the introductory paragraph.

                  "MIL Working Capital Excess" has the meaning set forth in
Section 2.3(b).

                  "Permitted Liens" has the meaning set forth in Section
3.12(d).

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, limited liability company, trust, unincorporated organization or other entity.

                  "Shareholders Agreement" has the meaning set forth in Section 6.4.

                  "Shortfall" has the meaning set forth in Section 2.3(h).

                  "SMR" has the meaning set forth in the Recitals.

                  "Tax Authorities" has the meaning set forth in Section 3.11.

                  "Taxes" has the meaning set forth in Section 3.11.

                  "Telcom" has the meaning set forth in the introductory paragraph.

                  "Telcom Invested Capital" has the meaning set forth in
Section 2.1.2(b).

                  "True-Up" has the meaning set forth in Section 2.1.2(b).

                  "WVA" has the meaning set forth in the introductory paragraph.

                  "WVA Assets" has the meaning set forth in Section 4.3.

                  "WVA Business" means the businesses of AirLink, CSSA and BATSA.

                  "WVA Channels" means the CSSA Channels, the BATSA Channels, and any paging channels which WVA, BATSA, CSSA or AirLink are authorized to use.

                  "WVA Closing Balance Sheet" has the meaning set forth in
Section 2.3(a).

                  "WVA Financial Statements" has the meaning set forth in
Section 4.7.

                  "WVA Licenses" has the meaning set forth in Section 4.4.

                  "WVA Personal Property" has the meaning set forth in Section 4.12(a).

                  "WVA Securityholders" has the meaning set forth in the Recitals.

                  "WVA Subsidiaries" has the meaning set forth in the Recitals.

                  "WVA Working Capital Excess" has the meaning set forth in
Section 2.3(b).

1.2      OTHER DEFINITIONAL MATTERS

         (a) The words "this Agreement," "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provisions of this Agreement, and the words "Article," "Section," "Schedule," "Exhibit" and like references are to this Agreement unless otherwise specified.

         (b) Singular and plural forms, as the case may be, of terms defined herein have correlative meanings.

         (c) Any defined term which relates to a document includes within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may heretofore have been or which may hereafter be executed in accordance with the terms thereof and as may be permitted by this Agreement.

                                   ARTICLE II

                               THE JOINT VENTURE

2.1      ESTABLISHMENT OF THE JOINT VENTURE

         2.1.1    CORPORATE STRUCTURE

         The parties acknowledge that the apparent preferred structure for the transactions contemplated hereby is (in descending order of preference): (i) a business combination of the parties' respective Argentina operating companies pursuant to a joint venture, merger or partnership; (ii) the creation of a non-U.S. entity to which the parties would contribute their respective Argentina holdings; (iii) the acquisition by each party of a 50% interest in the other party's operating companies in Argentina; or (iv) a business combination of the parties' respective Argentina holding companies outside of the United States and outside of Argentina. In the event that a party (the "First Party") to this Agreement shall determine prior to Closing that the structure of the transaction contemplated hereby can be accomplished by means of an alternate structure that is more tax-efficient for such party, or that does not require governmental or other approvals, and if such alternate structure is advantageous or neutral to the other party, then the First Party shall propose to restructure the alternate structure. If the parties are unable to agree on an alternate structure after negotiating in good faith, then the transaction shall be consummated using the structure described in clause (i) of this Section 2.1.1.

         2.1.2    TRANSFERS

         On a date (the "Closing Date") as soon as reasonably practicable after the date of effectiveness of an Argentine regulation or authorization issued by the competent Argentine authority allowing one Person or group of Persons under common Control to own at least 200 SMR channels in a single Argentine city (the "Authorization"), the following shall occur simultaneously, upon the terms and subject to the conditions of this Agreement:

                  (a) MIL and Telcom shall implement the structure mutually agreed upon pursuant to Section 2.1.1.

                  (b) MIL Holdings or Telcom, as the case may be, shall contribute cash (the "True-Up") to MIL Argentina, such that after such cash capital contribution, (i) the sum of (x) $10,000,000 (the value of the McCaw S.A. Assets as of the date hereof), (y) all cash equity investments by MIL and its Affiliates in McCaw S.A. and the Paging Joint Venture, less any cash dividends or other cash or noncash distributions to MIL Holdings and its Affiliates by McCaw S.A. and the Paging Joint Venture, in each case between the date hereof and the Closing Date, and (z) the True-Up paid by MIL Holdings, if any (the "MIL Invested Capital"), is equal to (ii) the sum of (x) $10,000,000 (the value of the WVA Assets as of the date hereof), (y) all cash equity investments by the WVA Securityholders and their Affiliates in the WVA Subsidiaries and the Paging Joint Venture, less any cash dividends or other cash or noncash distributions to the WVA Securityholders and their Affiliates by WVA and the Paging Joint Venture, in each case between the date hereof and the Closing Date, and (z) the True-Up paid by Telcom, if any (the "Telcom Invested Capital"; together with the MIL Invested Capital, the "Invested Capital"); provided that "Invested Capital" shall exclude contributed services or intangible rights in excess of the cash would have been paid to the party contributing such services or rights in an arm's-length transaction with a non-affiliate.

                  (c) The note payable by MIL Argentina to WVA in connection with the joint venture in the Paging Agreement shall have been cancelled.

         On the Closing Date, neither MIL Argentina nor WVA shall have any consolidated long-term liabilities; the consolidated current liabilities of MIL Argentina shall not exceed the consolidated current assets of MIL Argentina by more than $1,000,000, and the consolidated current liabilities of WVA shall not exceed the consolidated current assets of WVA by more than $1,000,000.

         2.1.3    MEMORANDUM OF ASSOCIATION

         On the Closing Date, the Shareholders of MIL Argentina shall cause the Memorandum of Association of MIL Argentina to be amended as necessary to effect the transactions contemplated by this Agreement and the Shareholders Agreement, and shall be the Memorandum of Association of MIL Argentina after the Closing Date until duly amended.

         2.1.4    ARTICLES OF ASSOCIATION

         On the Closing Date, the members of MIL Argentina shall cause the Articles of Association of MIL Argentina to be amended as necessary to effect the transactions contemplated by this Agreement and the Shareholders Agreement, and shall be the Articles of Association of MIL Argentina after the Closing Date until duly amended.

2.2      CLOSING

         The closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of MIL, 1191 Second Avenue, Suite 1600, Seattle, Washington, on the Closing Date, a date within five business days following satisfaction or waiver of the conditions set forth in Article VII or at such other place or time as MIL and Telcom may agree.

2.3      POST-CLOSING ADJUSTMENTS

         (a) As promptly as practicable, but no later than 30 days after the Closing Date, MIL shall provide to Telcom (i) a statement certifying its calculation of MIL Invested Capital and (ii) a consolidated balance sheet of MIL Argentina and McCaw S.A. as of the Closing Date (the "MIL Closing Balance Sheet), both of which shall have been reviewed by MIL Argentina's regular independent accountants, together with detailed support for such calculation, and Telcom shall provide to MIL (i) a statement certifying its calculation of Telcom Invested Capital and (ii) a consolidated balance sheet of WVA and the WVA Subsidiaries as of the Closing Date (the "WVA Closing Balance Sheet"), both of which shall have been reviewed by KPMG Peat Marwick, together with detailed support for such calculation. All calculations shall be derived from the consolidated financial statements of MIL Argentina and WVA, which shall have been prepared in accordance with U.S. generally accepted accounting principles and with accounting policies and practices consistent with those used in preparation of the MIL Argentina Financial Statements and the WVA Financial Statements, respectively. MIL Argentina's regular independent accountants shall verify that MIL had no liabilities and KPMG Peat Marwick shall verify that WVA had no liabilities, in each case as of the Closing Date.

         (b) To the extent that the MIL Closing Balance Sheet indicates that the consolidated current liabilities of MIL Argentina and McCaw S.A. exceeded the consolidated current assets of MIL Argentina and McCaw S.A. as of the Closing Date by more than US$1,000,000 (any such excess being referred to herein as the "MIL Working Capital Excess"), MIL shall pay MIL Argentina the MIL Working Capital Excess in cash within 15 days of MIL's delivery of the MIL Closing Balance Sheet. To the extent that the WVA Closing Balance Sheet indicates that the consolidated current liabilities of WVA and the WVA Subsidiaries exceeded the consolidated current assets of WVA and the WVA Subsidiaries as of the Closing Date by more than US$1,000,000 (any such excess being referred to herein as the "WVA Working Capital Excess"), Telcom shall pay MIL Argentina the WVA Working Capital Excess in cash within 15 days of Telcom's delivery of the WVA Closing Balance Sheet.

         (c) If MIL disagrees with Telcom's calculation of the WVA Working Capital Excess, MIL may, within 15 days of the delivery of the WVA Closing Balance Sheet, deliver a notice to Telcom disagreeing with such calculation and setting forth its calculation. Any such notice of disagreement shall specify those items or amounts as to which MIL disagrees, and MIL shall be deemed to have agreed with all other items and amounts contained in the WVA Closing Balance Sheet and the calculation of the WVA Working Capital Excess delivered pursuant to Section 2.3(b).

         (d) If Telcom disagrees with MIL's calculation of the MIL Working Capital Excess, Telcom may, within 15 days of the delivery of the MIL Closing Balance Sheet, deliver a notice to MIL disagreeing with such calculation and setting forth its calculation. Any such notice of disagreement shall specify those items or amounts as to which Telcom disagrees, and Telcom shall be deemed to have agreed with all other items and amounts contained in the MIL Closing Balance Sheet and the calculation of the MIL Working Capital Excess delivered pursuant to Section 2.3(b).

         (e) If a notice of disagreement shall be delivered by MIL pursuant to
Section 2.3(c), MIL and Telcom shall, during the 15 days following such delivery, use their best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of the WVA Working Capital Excess, which amount shall not be less than the amount thereof shown in Telcom's calculations delivered pursuant to Section 2.3(b) or more than the amount thereof shown in MIL's calculation delivered pursuant to
Section 2.3(c). If, during such period, MIL and Telcom are unable to reach such agreement, they shall promptly thereafter cause an independent accounting firm of nationally recognized standing reasonably satisfactory to MIL and Telcom (which shall not have any material relationship with MIL or Telcom or any of their Affiliates (the "Accountants")), promptly to review this Agreement and the disputed items or amounts for the purpose of calculating the WVA Working Capital Excess. Telcom, WVA and the WVA Subsidiaries shall provide all detailed documentation necessary to support the computation underlying Telcom's calculation of the WVA Working Capital Excess. In making such calculation, the Accountants shall consider only those items or amounts in the WVA Closing Balance Sheet or

Telcom's calculation of the WVA Working Capital Excess as to which MIL has disagreed. The Accountants shall deliver to MIL and Telcom, as promptly as practicable, a report setting forth such calculation. Such report shall be final and binding upon MIL and Telcom. The cost of such review and report shall be borne (i) by MIL if the difference between the WVA Working Capital Excess and MIL's calculation of the WVA Working Capital Excess delivered pursuant to
Section 2.3(c) is greater than the difference between the WVA Working Capital Excess and Telcom's calculation of the WVA Working Capital Excess delivered pursuant to Section 2.3(b), (ii) by Telcom if the first such difference is less than the second such difference, and (iii) otherwise equally by MIL and Telcom.

         (f) If a notice of disagreement shall be delivered by Telcom pursuant to Section 2.3(d), MIL and Telcom shall, during the 15 days following such delivery, use their best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of the MIL Working Capital Excess, which amount shall not be less than the amount thereof shown in MIL's calculations delivered pursuant to Section 2.3(b) or more than the amount thereof shown in Telcom's calculation delivered pursuant to Section 2.3(d). If, during such period, MIL and Telcom are unable to reach such agreement, they shall promptly thereafter cause the Accountants promptly to review this Agreement and the disputed items or amounts for the purpose of calculating the MIL Working Capital Excess. MIL, MIL Argentina and McCaw S.A. shall provide all detailed documentation necessary to support the computation underlying MIL's calculation of the MIL Working Capital Excess. In making such calculation, the Accountants shall consider only those items or amounts in the MIL Closing Balance Sheet or MIL's calculation of the MIL Working Capital Excess as to which Telcom has disagreed. The Accountants shall deliver to MIL and Telcom, as promptly as practicable, a report setting forth such calculation. Such report shall be final and binding upon MIL and Telcom. The cost of such review and report shall be borne (i) by Telcom if the difference between the MIL Working Capital Excess and Telcom's calculation of the MIL Working Capital Excess delivered pursuant to Section 2.3(d) is greater than the difference between the MIL Working Capital Excess and Telcom's calculation of the MIL Working Capital Excess delivered pursuant to Section 2.3(d), (ii) by MIL if the first such difference is less than the second such difference, and
(iii) otherwise equally by MIL and Telcom.

         (g) MIL Argentina shall engage, at its expense, the Accountants to review the information provided by MIL and Telcom pursuant to Section 2.3(a) with respect to the calculations of Invested Capital. Within 30 days after the Closing Date, the Accountants shall provide to MIL Argentina a verification of the calculations of the Invested Capital.

         (h) To the extent the Accountants' calculations differ from those used in Section 2.1.2(b) such that one party would have been required to make an additional cash contribution pursuant to Section 2.1.2(b) (the "Shortfall"), the party owing the Shortfall shall make such additional cash contribution to MIL Argentina within 10 days of the Accountants' delivery of their calculations. If the party owing the Shortfall shall fail to make such additional cash contribution, MIL Argentina shall issue additional equity interests to the other party hereto such that each party's interest is proportionate to its capital contributions pursuant to Section 2.1.2(b), taking into account the Accountants' calculation of the Invested Capital, MIL Working Capital Excess and WVA Working Capital Excess.

         (i) MIL and Telcom agree that they will, and agree to cause their respective independent accountants, McCaw S.A., WVA and the WVA Subsidiaries to, cooperate and assist in the Accountants' review of the Invested Capital, the MIL Closing Balance Sheet, the WVA Closing Balance Sheet, the MIL Working Capital Excess and the WVA Working Capital Excess, including, without limitation, the making available to the extent necessary of books, records, work papers and personnel.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE MIL PARTIES

         To induce Telcom and WVA to enter into and perform this Agreement, the MIL Parties represent and warrant to Telcom and WVA (which representations and warranties shall survive the Closing as provided in Section 8.5) all as follows in this Article III. The contents of any particular Schedule to this Article III shall not be deemed included in any other Schedule unless specifically cross-referenced to that Schedule.

3.1      ORGANIZATION, GOOD STANDING, ETC.

          The MIL Parties are duly organized and validly existing under the laws of their respective jurisdictions of incorporation, as set forth on
Schedule 3.1. MIL Argentina and McCaw S.A. have all corporate power and authority required to own, operate and lease their respective properties and assets and to carry on their respective businesses (including the SMR business, when applicable) as now conducted except where such failure to have corporate power and authority would not have a material adverse effect on MIL Argentina and McCaw S.A, taken as a whole. Except as listed on Schedule 3.1, neither MIL Argentina nor McCaw S.A. is required to be qualified to do business as a foreign corporation in any state or country. Except as listed on Schedule 3.1, neither MIL Argentina nor McCaw S.A. has any subsidiaries or any direct or indirect investments in any other Person.

3.2      AUTHORIZATION, DUE EXECUTION AND BINDING EFFECT

         All corporate or member action of the MIL Parties required to authorize and perform this Agreement and the transactions contemplated hereby has been taken. This Agreement has been duly executed and delivered by each of the MIL Parties and is a legal, valid and binding obligation of each of the MIL Parties.

3.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

          Other than the Authorization and except as listed on Schedule 3.3 and except where a violation would not have a material adverse effect on MIL Argentina and McCaw S.A., taken as a whole, the execution, delivery and performance of this Agreement by the MIL Parties and the consummation of the transactions contemplated hereby, including, but not limited to, the transfer of Persons having all SMR rights (which include, but are not limited to, telephony and interconnect rights, if any, as of the date hereof and the Closing Date) in Argentina of McCaw S.A. do not and will not (a) violate the corporate charter or other organizational documents of any of the MIL Parties, (b) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to any of the MIL Parties, (c) require any consent, approval or authorization of any Person, governmental authority or other organization or entity, (d) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of any of the MIL Parties under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which any of the MIL Parties is a party or by which any of the MIL Parties is bound or to which the McCaw S.A. Assets (whether real or personal, tangible or intangible) are subject, or (e) result in the creation or imposition of any Lien on any of the McCaw S.A. Assets. MIL has provided, or will provide to Telcom prior to the Closing Date, true and complete copies of all corporate and organizational documents of MIL Argentina and McCaw S.A., and there has been no change to any such documents since the date of such certification except as described on
Schedule 3.3. MIL has provided or will provide to Telcom prior to the Closing Date copies of the minute books and other customary corporate documents of MIL Argentina and McCaw S.A., and such minute books and other customary corporate documents are true, complete and correct.

3.4      LICENSES, PERMISSIONS, PERMITS, AUTHORIZATIONS, ETC.

          McCaw S.A. has received all currently required Government Approvals of all agencies, whether local or national, including, but not limited to, the right to be engaged in the SMR business and authorizations to use the McCaw S.A. Channels in the cities identified on Schedule 3.13 (the "McCaw S.A. Licenses"), and all McCaw S.A. Licenses are valid and in force, except where the failure to have any valid McCaw S.A. License in force would not, individually or in the aggregate, have a material adverse effect on McCaw S.A. Except as listed on Schedule 3.4 and except for tax obligations generally applicable to SMR licenses in Argentina, no additional payments or fees of any kind are required to be paid to governmental authorities to conduct the McCaw S.A. Business. Except as listed on Schedule 3.4, all tax obligations generally applicable to SMR licenses in Argentina and other payments or fees required to be paid to governmental authorities to conduct the McCaw S.A. Business have been paid.

3.5      CAPITALIZATION OF THE MIL PARTIES

         As of the date hereof, the capitalization of the MIL Parties is as set forth on Schedule 3.5. All outstanding shares in the share capital of MIL Argentina (the "MIL Argentina Securities") have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of capital stock of McCaw S.A. have been duly authorized and validly issued and are fully paid and nonassessable. Except as described in this
Section 3.5 and on Schedule 3.5, there are no outstanding (a) shares of capital stock or voting securities or shares of MIL Argentina or McCaw S.A., (b) securities of MIL Argentina or McCaw S.A. convertible into or exchangeable for shares of capital stock or voting securities or shares of MIL Argentina or McCaw S.A., or (c) options or other rights to acquire from MIL Argentina or McCaw S.A., or other obligations of MIL Argentina or McCaw S.A. to issue, any shares, capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities or shares of MIL Argentina or McCaw S.A. There are no outstanding obligations of any of the MIL Parties or any Affiliate of MIL to acquire any securities of the type described in the preceding sentence.

3.6      OWNERSHIP OF CAPITAL STOCK OF MIL PARTIES

         The record and legal ownership of the securities of the MIL Parties is as set forth on Schedule 3.5, and, except as set forth in Schedule 3.5, such ownership is free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of any such capital stock).

3.7      FINANCIAL STATEMENTS

         MIL has previously delivered to Telcom consolidated financial statements of MIL Argentina and McCaw S.A. as of and for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996 (the "MIL Argentina Financial Statements"). The MIL Argentina Financial Statements present fairly the consolidated financial position and results of operations of MIL Argentina and McCaw S.A. as of the dates and for the periods indicated therein in accordance with U.S. generally accepted accounting principles consistently applied, except that the MIL Argentina Financial Statements for the nine months ended September 30, 1996 may be subject to normal year-end adjustments of a type consistent with prior years and do not contain footnotes.

3.8      ABSENCE OF CERTAIN CHANGES

         Since September 30, 1996, except as contemplated by this Agreement, and except as listed on Schedule 3.8, the McCaw S.A. Business has been conducted in the ordinary course consistent with past practices and there has not been:

                  (a) to the knowledge of MIL, any event, occurrence, development or state of circumstances or facts relating to MIL Argentina or McCaw S.A. that has had or could reasonably be expected to have a material adverse effect on the McCaw S.A. Business (other than published laws or regulations or changes in the Argentine economy generally);

                  (b) any amendment of any material term of any outstanding security of MIL Argentina or McCaw S.A.;

                  (c) any incurrence, assumption or guarantee by MIL Argentina or McCaw S.A. of any indebtedness for borrowed money;

                  (d) any creation or assumption by MIL Argentina or McCaw S.A. of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

                  (e) any dividend or other distribution to MIL or any other Person;

                  (f) any making of any loan, advance or capital contributions to or investment in any Person by MIL Argentina or McCaw S.A.;

                  (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the McCaw S.A. Business or the McCaw S.A. Assets that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the McCaw S.A. Business;

                  (h) any transaction or commitment made, or any contract or agreement entered into, by MIL Argentina or McCaw S.A. relating to the assets of MIL Argentina or McCaw S.A., respectively, or the McCaw S.A. Business (including the acquisition or disposition of any assets) or any relinquishment by McCaw S.A. of any contract or other right material to McCaw S.A., other than transactions and commitments in the ordinary course of business consistent with past practices or contemplated by this Agreement;

                  (i) any change in any method of accounting or accounting practice by MIL Argentina or McCaw S.A.;

                  (j) any (i) employment, deferred compensation, severance, retirement or other similar agreement entered into by MIL Argentina or McCaw S.A. with any director, officer or employee thereof or consultant thereto (or any amendment to any such existing agreement), (ii) grant of any severance or termination pay to any director, officer or employee of or consultant to MIL Argentina or McCaw S.A., or (iii) change in compensation or other benefits payable to any director, officer or employee of or consultant to MIL Argentina or McCaw S.A. pursuant to any severance or retirement plans or policies thereof; or

                  (k) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of MIL Argentina or McCaw S.A., which employees were not subject to a collective bargaining agreement as of the date of the most recent MIL Argentina Financial Statements, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of MIL Argentina or McCaw S.A.

3.9      LIABILITIES

         There are no long-term liabilities of MIL Argentina or McCaw S.A. of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are required by U.S. generally accepted accounting principles to be reflected in a balance sheet or in the notes thereto, and there is no existing condition, situation or set of circumstances that is reasonably likely to result in such a liability, other than liabilities provided for in the MIL Argentina Financial Statements or disclosed on Schedule
3.9. Except as disclosed on Schedule 3.9, none of the liabilities of MIL Argentina or McCaw S.A. are past due, and all such liabilities were incurred in the ordinary course of business on terms consistent with past practices.

3.10     INTERCOMPANY TRANSACTIONS

         Except as disclosed on Schedule 3.10, there are no intercompany balances, and there are no and have not been any intercompany transactions, between MIL and its Affiliates on the one hand and MIL Argentina and McCaw S.A. on the other hand.

3.11     TAXES

          MIL Argentina and McCaw S.A. have accurately prepared in all material respects and duly filed with the appropriate federal, state, local and foreign taxing authorities (the "Tax Authorities") all tax returns, information returns and reports that are, individually and in the aggregate, material and are required to be filed on or before the date hereof with respect to MIL Argentina or McCaw S.A., as the case may be, and, except as shown on Schedule 3.11, have paid in full or made adequate provision for the payment of all material Taxes (as defined below). Neither MIL Argentina nor McCaw S.A. is delinquent in the payment of any material Taxes. Neither MIL Argentina nor McCaw S.A. has requested or received from any Tax Authority any extensions or tolling arrangements with respect to any Taxes or is subject to any open or threatened audits by any Tax Authority. As used herein, the term "Taxes" means all federal, state, local and foreign taxes, including, without limitation, income, profits, franchise, employment, transfer, withholding, property, excise, sales and use taxes (including interest and other penalties thereon and additions thereto).

3.12     ASSETS

         (a) MIL has delivered or will deliver to Telcom prior to the Closing Date true and complete copies of all material leases, subleases, rental agreements, contracts of sale or licenses of any portion of the personal property (the "McCaw S.A. Personal Property") owned, leased or rented by McCaw S.A. as of the date hereof. McCaw S.A. has legal ownership or other legal rights to use all property used in the conduct of the McCaw S.A. Business as presently conducted. Schedule 3.12(a) lists all leased McCaw S.A. Personal Property with a monthly lease payment (or annual lease payment prorated on a monthly basis) in excess of US$1,000.

         (b) Except as listed on Schedule 3.12(b), McCaw S.A. does not own, lease or use any material real property.

         (c) No McCaw S.A. Assets are subject to any lease, license, contract of sale or other agreement that is reasonably likely to have a material adverse effect upon the business, properties or financial condition of McCaw S.A.

         (d) Except as listed on Schedule 3.12(d), the McCaw S.A. Assets are free and clear of all Liens (other than landlord's Liens, Liens for taxes not yet due or for overdue taxes disclosed on Schedule 3.9, workmen's Liens, vendor's Liens or other immaterial Liens arising in the ordinary course of business ("Permitted Liens")) and, other than leased McCaw S.A. Assets, McCaw S.A. has good and marketable title thereto. McCaw S.A. has valid leasehold interests in all leased assets.

         (e) No Person has any right of first refusal or option to acquire any interest in the McCaw S.A. Assets or any part thereof, and none of the MIL Parties has sold or contracted to sell the McCaw S.A. Assets or any part thereof or interest therein other than as set forth herein.

         (f) MIL Argentina has no assets or liabilities other than the stock of McCaw S.A. and has not conducted and currently does not conduct any business other than the ownership of such stock.

         (g) No assets used by McCaw S.A. are owned by any Affiliate of McCaw S.A.

3.13     CHANNELS

         Schedule 3.13 sets forth the location of each McCaw S.A. Channel, the number of such McCaw S.A. Channel, the dates of grant and expiration of the McCaw S.A. License with respect to such McCaw S.A. Channel, any extension or renewal periods or requests therefor, and the status thereof, any required build-out and loading dates, and the status thereof, with respect to such McCaw S.A. Channel, the number of subscribers using McCaw S.A. Channels in such location as of September 30, 1996 and the nature of any frequency interference with the use of such McCaw S.A. Channel. Except as listed on Schedule 3.13, MIL and its Affiliates, including McCaw S.A., have no other interests, direct or indirect, contingent or pending, in frequencies capable of being used for SMR service in Argentina. To the knowledge of MIL, all lawful action that is necessary to preserve the rights to any McCaw S.A. Licenses or McCaw S.A. Channels has been taken or is being taken, and, to the knowledge of MIL, McCaw S.A. is in full compliance with all requirements of all McCaw S.A. Licenses with respect to McCaw S.A. Channels.

3.14     COMPLIANCE WITH ENVIRONMENTAL LAWS

         None of the MIL Parties or any other Person (including, without limitation, any previous owner, lessee, sublessor or sublessee) has generated, handled, used, manufactured, processed, distributed in commerce, transported, treated, stored, disposed of or released (or arranged for the transportation, treatment or disposal of) petroleum, petroleum products, hazardous waste, hazardous chemicals or substances, toxic chemicals, chemical substances or mixtures, pollutants or contaminants on, at or from any assets or properties owned, leased, subleased or used by McCaw S.A. in the operation of the McCaw S.A. Business or on, at or from any real property to which any of the above-listed substances from the above-listed assets or properties were transported, or at or on which they were treated or disposed, in a manner that could subject the MIL Parties, the WVA Securityholders, WVA, the WVA Subsidiaries or their respective Affiliates to any material liability under any provision of law in existence on or prior to the Closing Date.

3.15     CONTRACTS

         MIL has provided or will provide to Telcom prior to the Closing Date a copy of, and has made available or will make available for review by Telcom prior to the Closing Date originals of, all material contracts, oral or written, to which McCaw S.A. is a party, including, without limitation, security agreements, conditional sale agreements and instruments relating to the borrowing of money. Schedule 3.15 lists all such contracts. All such contracts are valid and in full force and effect, McCaw S.A. has performed all material obligations imposed upon it thereunder, and there are, under any of such contracts, no defaults or events of default by McCaw S.A. or, to the knowledge of MIL, any other party thereto, that would materially adversely affect the business, assets or financial condition of McCaw S.A. or could reasonably be expected to materially adversely affect the business prospects of McCaw S.A. Neither MIL nor McCaw S.A. has received notice, nor is MIL or McCaw S.A. otherwise aware, that any party to any such contract intends to cancel, terminate or refuse to renew such contract or to exercise or decline to exercise any option or right thereunder.

3.16     CLAIMS AND LEGAL PROCEEDINGS

         Except as described on Schedule 3.16, there are no claims, actions, suits, arbitrations, proceedings or investigations ("Claims") pending or, to the knowledge of MIL, threatened against any of the MIL Parties with respect to the McCaw S.A. Business, before or by any governmental or nongovernmental department, commission, board, bureau, agency, instrumentality or any other Person, which Claims are reasonably likely to be resolved adversely to any of the MIL Parties, and which if so resolved would have a material adverse effect on McCaw S.A. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which any of the MIL Parties is a party that involve the transactions contemplated hereby or that could individually or in the aggregate have a material adverse effect upon the business, assets, financial condition or business prospects of McCaw S.A.

3.17     LABOR MATTERS

         There are no material disputes, employee grievances, disciplinary actions or legal actions pending or threatened between McCaw S.A. and any of its employees or independent contractors and no claims under U.S. or Argentine law. McCaw S.A. has complied in all material respects with all provisions of all laws in the United States and Argentina relating to the employment of labor and has no liability for any arrears of wages, social security payments or taxes or penalties for failure to comply with any such laws. To the knowledge of MIL, there are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to any of the employees of McCaw S.A.

         Except as specifically set forth on Schedule 3.17, McCaw S.A. is not a party to any:

                  (a) management, employment or other contract providing for the employment or rendition of executive services;

                  (b) employment contract that is not terminable without penalty by McCaw S.A. on 30 days' notice;

                  (c) bonus, incentive, deferred compensation, severance pay, pension, profit-sharing, retirement, stock purchase, stock option, employee benefit or similar plan, agreement or arrangement;

                  (d) collective bargaining agreement or other agreement with any labor union or other employee organization (and no such agreement is currently being requested by, or is under discussion by management with, any group of employees or others); or

                  (e) other employment contract or other compensation agreement or arrangement, oral or written, affecting or relating to current or former employees of McCaw S.A.

        All such contracts and other agreements and arrangements set forth on
Schedule 3.17 are valid and in full force and effect, McCaw S.A. has performed all material obligations imposed upon it thereunder, and there are, under any of such contracts, agreements or arrangements, no defaults or events of default by McCaw S.A. or, to the knowledge of MIL, any other party thereto that would materially adversely affect the business, assets or financial condition of McCaw S.A., that would materially adversely affect the relationship of McCaw S.A. or MIL Argentina with any employee of McCaw S.A. or that could reasonably be expected to materially adversely affect the business prospects of McCaw S.A.

        From September 30, 1996 to and including the Closing Date, McCaw S.A. has not made any loans to any of its officers or employees or any of the officers or employees of MIL or its Affiliates.

3.18     PATENTS, TRADEMARKS, ETC.

         McCaw S.A. owns, or has full and unrestricted rights within Argentina (to the extent available under Argentine law) to:

                  (a) all material trademarks, trade names and copyrights now used by McCaw S.A. and

                  (b) all material formulae, franchises, processes, techniques and manufacturing know-how and all trademarks, trade names and copyrights used in connection with services now being or intended to be offered and sold by McCaw S.A., except in each case where the failure to own or have full and unrestricted rights within Argentina to such items would not have a material adverse effect on McCaw S.A.

         Where registration of the intellectual property listed in clauses (a) and (b) above is necessary in order to have full and unrestricted rights to such intellectual property, such intellectual property has been duly registered with the proper authorities in Argentina. McCaw S.A. as a result of the execution of this Agreement or the performance of its obligations hereunder will not be deprived of any rights which it would otherwise possess in any of the intellectual property listed in clauses (a) and (b) above.

         A true and complete list of (i) all patents, patent applications, patent agreements, license agreements, proprietary information agreements, confidentiality agreements, invention agreements, consulting agreements, trademark registrations and applications therefor, trade names, service marks and copyright registrations and applications therefor to which McCaw S.A. is a party or that are used in the operation of the McCaw S.A. Business and (ii) any interference actions or adverse claims made or threatened in respect thereof and any claims made or threatened for alleged infringement thereof are specifically set forth on Schedule 3.18. To the best knowledge of MIL, McCaw S.A., in its operations, does not infringe any valid patent, trademark, trade name, service mark or copyright of any other Person. Except as set forth on
Schedule 3.18, all agreements listed on Schedule 3.18 are valid and enforceable, McCaw S.A. has performed all material obligations imposed upon it thereunder, and neither McCaw S.A. nor, to the knowledge of MIL, any other party thereto is in default thereunder in any material respect, nor is there any event that with the giving of notice or lapse of time, or both, would constitute a material default thereunder by McCaw S.A. or, to the knowledge of MIL, any other party thereto. Neither MIL nor McCaw S.A. has received notice that any party to any such agreement intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. McCaw S.A. has not entered into any agreement to indemnify any Person against any claim or charge of infringement of any patents, trademarks, trade names, copyrights, technology, know-how, processes or other intangible rights.

3.19     CUSTOMERS

         Except as described on Schedule 3.19, McCaw S.A. has not received any customer complaints or expressions of customer dissatisfaction, in writing or orally, of a material nature concerning the service provided by McCaw S.A.

3.20     APPLICABLE LAWS

         The MIL Parties have complied, and are in compliance, with the U.S. Foreign Corrupt Practices Act with respect to the McCaw S.A. Business. Except where noncompliance would not individually or in the aggregate have a material adverse effect on McCaw S.A., the MIL Parties have complied, and are in compliance with, all presently existing local and national Argentine laws, rules, ordinances, decrees and orders applicable to the operation of the McCaw S.A. Business or to their owned or leased properties. None of the MIL Parties have reasonably been put on notice of any action or omission which could be deemed an unasserted present or past unremedied failure by MIL or McCaw S.A., as the case may be, to comply with any such laws, rules, ordinances, decrees and orders, other than actions or omissions which such MIL Party reasonably believes are not failures to comply. No director, officer, agent, employee or other Person acting on behalf of any of the MIL Parties has used any funds or given anything of value, directly or indirectly, for contributions, payments, gifts or entertainment or made any expenditures, directly or indirectly, to any government official, political party or candidate for political office to influence such Person in the discharge of his, her or its official duties. Each of the MIL Parties has financial controls and accounting books and records reasonably designed to ensure that such books and records accurately reflect corporate transactions and the disposition of assets to the extent relating to any of the MIL Parties. No director, officer, agent, employee or other Person acting on behalf of the MIL Parties or McCaw S.A. has accepted or received any unlawful contributions, payments, gifts or expenditures in connection with the operation of the McCaw S.A. Business.

3.21     INSURANCE

         MIL has provided, or will provide prior to the Closing Date, to Telcom true and complete copies of all insurance policies relating to McCaw S.A. and the McCaw S.A. Assets.

3.22     BROKERAGE

         None of the MIL Parties have not retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by MIL.

3.23     FULL DISCLOSURE

         No information furnished by the MIL Parties to Telcom and WVA in this Agreement (including, but not limited to, the MIL Argentina Financial Statements and all information in the Schedules and Exhibits) is false or misleading in any material respect. There has been no omission on the part of the MIL Parties to state a material fact necessary to make the information provided to Telcom and WVA not misleading.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF TELCOM AND WVA

         To induce the MIL Parties to enter into and perform this Agreement, Telcom and WVA represent and warrant to the MIL Parties (which representations and warranties shall survive the Closing as provided in Section 8.5) all as follows in this Article IV. The contents of any particular Schedule to this
Article IV shall not be deemed included in any other Schedule unless specifically cross-referenced to such Schedule.

4.1      ORGANIZATION, GOOD STANDING, ETC.

         Telcom, WVA and the WVA Subsidiaries are duly organized and validly existing under the laws of their respective jurisdictions of organization, as set forth on Schedule 4.1. Each of WVA and each of the WVA Subsidiaries has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business (including the SMR business and paging business, when applicable) as now conducted except where such failure to have corporate power and authority would not have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole. Except as listed on Schedule 4.1, neither WVA nor any WVA Subsidiary is required to be qualified to do business as a foreign corporation in any state or country. Except as listed on Schedule 4.1, neither WVA nor the WVA Subsidiaries have any subsidiaries or any direct or indirect investments in any other Person.

4.2      AUTHORIZATION, DUE EXECUTION AND BINDING EFFECT

         All corporate or member action of the WVA Securityholders, WVA and the WVA Subsidiaries required to authorize and perform this Agreement and the transactions contemplated hereby has been taken. This Agreement has been duly executed and delivered by WVA and Telcom and is a legal, valid and binding obligation of WVA and Telcom.

4.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

         Other than the Authorization and except as listed on Schedule 4.3 and except where a violation would not have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole, the execution, delivery and performance of this Agreement by WVA and Telcom and the consummation of the transactions contemplated hereby, including, but not limited to, the transfer of Persons having all SMR and paging rights (which include, but are not limited to, telephony and interconnect rights, if any, as of the date hereof and the Closing Date) in Argentina of the WVA Subsidiaries, do not and will not (a) violate the corporate charter or other organizational documents of any of the WVA Securityholders, WVA or the WVA Subsidiaries, (b) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to any of the WVA Securityholders, WVA or the WVA Subsidiaries, (c) require any consent, approval or authorization of any Person, governmental authority or other organization or entity,

(d) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of any of the WVA Securityholders, WVA or the WVA Subsidiaries under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which any of the WVA Securityholders, WVA or the WVA Subsidiaries are a party or by which any of the WVA Securityholders, WVA or the WVA Subsidiaries are bound or to which the assets (whether real or personal, tangible or intangible) of WVA and the WVA Subsidiaries (the "WVA Assets") are subject, or (e) result in the creation or imposition of any Lien on any of the WVA Assets. Telcom has provided or will provide to MIL prior to the Closing Date true and complete copies of all corporate and organizational documents of WVA and the WVA Subsidiaries, and there has been no change to any such documents since the date of such certification except as described on Schedule 4.3. Telcom has provided or will provide to MIL prior to the Closing Date copies of the minute books and other customary corporate documents of WVA and the WVA Subsidiaries, and such minute books and other customary corporate documents are true, complete and correct.

4.4      LICENSES, PERMISSIONS, PERMITS, AUTHORIZATIONS, ETC.

         WVA and the WVA Subsidiaries have received all currently required Government Approvals of all agencies, whether local or national, including, but not limited to, municipal and national licenses to be engaged in the SMR business in the cities identified on Schedule 4.13 and the paging business throughout Argentina and authorizations to use the WVA Channels (the "WVA Licenses"), and all the WVA Licenses are valid and in force, except where the failure to have any valid WVA License in force would not, individually or in the aggregate, have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole. Except as listed on Schedule 4.4 and except for tax obligations generally applicable to SMR and paging licenses in Argentina, no additional payments or fees of any kind are required to be paid to governmental authorities to conduct the WVA Business. Except as listed on Schedule 4.4, all tax obligations generally applicable to SMR and paging licenses in Argentina and other payments or fees required to be paid to governmental authorities to conduct the WVA Business have been paid.

4.5      CAPITALIZATION OF WVA AND WVA SUBSIDIARIES

         As of the date hereof, the capitalization of WVA and the WVA Subsidiaries is as set forth on Schedule 4.5. All outstanding membership interests of WVA and the shares of capital stock of the WVA Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as described in this Section 4.5 and on Schedule 4.5, there are no outstanding (a) shares of capital stock or voting securities of WVA or any WVA Subsidiary, (b) securities of WVA or any WVA Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of WVA or any WVA Subsidiary, or (c) options or other rights to acquire from WVA or any WVA Subsidiary, or other obligation of WVA or any WVA Subsidiary to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of WVA or any WVA Subsidiary. There are no outstanding obligations of Telcom, WVA or any WVA Subsidiary or any Affiliate of the foregoing to acquire any securities of the type described in the preceding sentence.

4.6      OWNERSHIP OF WVA COMMON STOCK AND CAPITAL STOCK OF WVA SUBSIDIARIES

         The record and legal ownership of the securities of WVA and the WVA Subsidiaries is as set forth on Schedule 4.5, and, except as set forth in
Schedule 4.5, such ownership is free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of any such capital stock).

4.7      FINANCIAL STATEMENTS

         Telcom has previously delivered to MIL consolidated financial statements of WVA and the WVA Subsidiaries as of and for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996 (the "WVA Financial Statements"). The WVA Financial Statements present fairly the consolidated financial position and results of operations of WVA and the WVA Subsidiaries as of the dates and for the periods indicated therein in accordance with U.S. generally accepted accounting principles consistently applied; except that the WVA Financial Statements for the nine months ended September 30, 1996 may be subject to normal year-end adjustments of a type consistent with prior years and do not contain footnotes.

4.8      ABSENCE OF CERTAIN CHANGES

         Since September 30, 1996, except as contemplated by this Agreement, and except as listed on Schedule 4.8, the WVA Business has been conducted in the ordinary course consistent with past practices and there has not been:

                  (a) to the knowledge of the WVA Securityholders, any event, occurrence, development or state of circumstances or facts relating to WVA or any WVA Subsidiary that has had or could reasonably be expected to have a material adverse effect on the WVA Business (other than published laws or regulations or changes in the Argentine economy generally);

                  (b) any amendment of any material term of any outstanding security of WVA or any WVA Subsidiary;

                  (c) any incurrence, assumption or guarantee by WVA or any WVA Subsidiary of any indebtedness for borrowed money;

                  (d) any creation or assumption by WVA or any WVA Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

                  (e) any dividend or other distribution to Telcom or any other Person;

                  (f) any making of any loan, advance or capital contributions to or investment in any Person by WVA or any WVA Subsidiary;

                  (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the WVA Business or the WVA Assets that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the WVA Business;

                  (h) any transaction or commitment made, or any contract or agreement entered into, by WVA or any WVA Subsidiary relating to the assets of WVA or such WVA Subsidiary, respectively, or the WVA Business (including the acquisition or disposition of any assets) or any relinquishment by WVA or such WVA Subsidiary of any contract or other right, in either case, material to WVA or any WVA Subsidiary, other than transactions and commitments in the ordinary course of business consistent with past practices or contemplated by this Agreement;

                  (i) any change in any method of accounting or accounting practice by WVA or any WVA Subsidiary;

                  (j) any (i) employment, deferred compensation, severance, retirement or other similar agreement entered into by WVA or any WVA Subsidiary with any director, officer or employee thereof or consultant thereto (or any amendment to any such existing agreement), (ii) grant of any severance or termination pay to any director, officer or employee of or consultant to WVA or any WVA Subsidiary, or (iii) change in compensation or other benefits payable to any director, officer or employee of or consultant to WVA or any WVA Subsidiary pursuant to any severance or retirement plans or policies thereof; or

                  (k) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of WVA or any WVA Subsidiary, which employees were not subject to a collective bargaining agreement as of the date of the most recent WVA Financial Statements, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of WVA or any WVA Subsidiary.

4.9      LIABILITIES

         There are no long-term liabilities of WVA or any WVA Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are required by generally accepted accounting principles to be reflected in a balance sheet or in the notes thereto, and there is no existing condition, situation or set of circumstances that is reasonably likely to result in such a liability, other than liabilities provided for in the WVA Financial Statements or disclosed on Schedule 4.9. Except as disclosed on Schedule 4.9, none of the liabilities of WVA or the WVA Subsidiaries are past due, and all such liabilities were incurred in the ordinary course of business on terms consistent with past practices.

4.10     INTERCOMPANY TRANSACTIONS

         Except as disclosed on Schedule 4.10, there are no intercompany balances, and there are no and have not been any intercompany transactions, between Telcom and its Affiliates on the one hand and WVA or the WVA Subsidiaries on the other hand.

4.11     TAXES

          WVA and the WVA Subsidiaries have accurately prepared in all material respects and duly filed with the appropriate Tax Authorities all tax returns, information returns and reports that are, individually and in the aggregate, material and are required to be filed on or before the date hereof with respect to WVA and the WVA Subsidiaries and, except as shown on Schedule 4.11, have paid in full or made adequate provision for the payment of all material Taxes. Neither WVA nor any WVA Subsidiary is delinquent in the payment of any material Taxes. Neither WVA nor any WVA Subsidiary has requested or received from any Tax Authority any extensions or tolling arrangements with respect to any Taxes or is subject to any open or threatened audits by any Tax Authority.

4.12     ASSETS

         (a) Telcom has delivered or will deliver to MIL prior to the Closing Date true and complete copies of all material leases, subleases, rental agreements, contracts of sale or licenses of any portion of the personal property (the "WVA Personal Property") owned, leased or rented by WVA and the WVA Subsidiaries as of the date hereof. WVA or the WVA Subsidiaries have legal ownership or other legal rights to use all property used in the conduct of the WVA Business as presently conducted. Schedule 4.12(a) lists all leased WVA Personal Property with a monthly lease payment (or annual lease payment prorated on a monthly basis) in excess of US$1,000.

         (b) Except as listed on Schedule 4.12(b), WVA and the WVA Subsidiaries do not own, lease or use any material real property.

         (c) No WVA Assets are subject to any lease, license, contract of sale or other agreement that is reasonably likely to have a material adverse effect upon the business, properties or financial condition of WVA or any WVA Subsidiaries.

         (d) Except as listed on Schedule 4.12(d), the WVA Assets are free and clear of all Liens (other than Permitted Liens), and, other than leased WVA Assets, each of WVA and the WVA Subsidiaries has good and marketable title thereto. WVA and the WVA Subsidiaries have valid leasehold interests in all leased assets.

         (e) No Person has any right of first refusal or option to acquire any interest in the WVA Assets or any part thereof, and none of the WVA Securityholders, WVA or the WVA Subsidiaries have sold or contracted to sell the WVA Assets or any part thereof or interest therein other than as set forth herein.

         (f) WVA has no assets or liabilities other than the stock of the WVA Subsidiaries and has not conducted and currently does not conduct any business other than the ownership of such stock.

         (g)      No assets used by WVA are owned by any Affiliate of WVA.

4.13     CHANNELS

         Schedule 4.13 sets forth the location of each WVA Channel, the number of such WVA Channel, the WVA Subsidiary having rights to such WVA Channel, the dates of grant and expiration of the WVA License with respect to such WVA Channel, any extension or renewal periods or requests therefor, and the status thereof, any required build-out and loading dates, and the status thereof, with respect to such WVA Channel, the number of subscribers using WVA Channels in such location as of September 30, 1996 and the nature of any frequency interference with the use of such WVA Channel. Except as listed on Schedule 4.13, Telcom and its Affiliates, including WVA and the WVA Subsidiaries, have no other interests, direct or indirect, contingent or pending, in frequencies capable of being used for SMR service or paging services in Argentina. To the knowledge of Telcom, all lawful action that is necessary to preserve the rights to any WVA Licenses, WVA Channels or frequencies used for any of paging operations of WVA or the WVA Subsidiaries has been taken or is being taken, and, to the knowledge of Telcom, WVA and the WVA Subsidiaries are in full compliance with all requirements of all WVA Licenses with respect to WVA Channels and paging frequencies.

4.14     COMPLIANCE WITH ENVIRONMENTAL LAWS

         None of the WVA Securityholders, WVA, the WVA Subsidiaries or any other Person (including, without limitation, any previous owner, lessee, sublessor or sublessee) has generated, handled, used, manufactured, processed, distributed in commerce, transported, treated, stored, disposed of or released (or arranged for the transportation, treatment or disposal of) petroleum, petroleum products, hazardous waste, hazardous chemicals or substances, toxic chemicals, chemical substances or mixtures, pollutants or contaminants on, at or from any assets or properties owned, leased, subleased or used by WVA or the WVA Subsidiaries in the operation of the WVA Business or on, at or from any real property to which any of the above-listed substances from the above-listed assets or properties were transported, or at or on which they were treated or disposed, in a manner that could subject the MIL Parties, the WVA Securityholders, WVA, the WVA Subsidiaries or their respective Affiliates to any material liability under any provision of law in existence on or prior to the Closing Date.

4.15     CONTRACTS

         Telcom has provided or will provide MIL prior to the Closing Date a copy of, and has made available or will make available for review by MIL prior to the Closing Date originals of, all material contracts, oral or written, to which WVA or the WVA Subsidiaries are a party, including, without limitation, security agreements, conditional sale agreements and instruments relating to the borrowing of money. Schedule 4.15 lists all such contracts. All such contracts are valid and in full force and effect, each of WVA and the WVA Subsidiaries, as the case may be, has performed all material obligations imposed upon it thereunder, and there are, under any of such contracts, no defaults or events of default by WVA or any WVA Subsidiary, as the case may be, or, to the knowledge of Telcom, or any other party thereto, that would materially adversely affect the business, assets or financial condition of WVA and the WVA Subsidiaries, taken as a whole, or which could reasonably be expected to materially adversely affect the business prospects of WVA and the WVA Subsidiaries, taken as a whole. None of the WVA Securityholders, WVA or any WVA Subsidiary has received notice, nor is any WVA Securityholder, WVA or any WVA Subsidiary otherwise aware, that any party to any such contract intends to cancel, terminate or refuse to renew such contract or to exercise or decline to exercise any option or right thereunder.

4.16     CLAIMS AND LEGAL PROCEEDINGS

         Except as described on Schedule 4.16, there are no claims pending or, to the knowledge of the WVA Securityholders, WVA or any WVA Subsidiary, threatened against any WVA Securityholder, WVA or any WVA Subsidiary with respect to the WVA Business, before or by any governmental or nongovernmental department, commission, board, bureau, agency, instrumentality or any other Person, which Claims are reasonably likely to be resolved adversely to any of the WVA Securityholders, WVA or any of the WVA Subsidiaries, and which if so resolved would have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which any WVA Securityholder, WVA or any WVA Subsidiary is a party that involve the transactions contemplated hereby or that could individually or in the aggregate have a material adverse effect upon the business, assets, financial condition or business prospects of WVA and the WVA Subsidiaries, taken as a whole.

4.17     LABOR MATTERS

         There are no material disputes, employee grievances, disciplinary actions or legal actions pending or threatened between WVA or any WVA
Subsidiary and any of their respective employees or independent contractors and no claims under U.S. or Argentine law. Each of WVA and the WVA Subsidiaries has complied in all material respects with all provisions of all laws in the United States and Argentina relating to the employment of labor and has no liability for any arrears of wages, social security payments or taxes or penalties for failure to comply with any such laws. To the knowledge of Telcom, there are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to any of the employees of WVA or the WVA Subsidiaries.

         Except as specifically set forth on Schedule 4.17, neither WVA nor any WVA Subsidiary is a party to any:

                  (a) management, employment or other contract providing for the employment or rendition of executive services;

                  (b) employment contract that is not terminable without penalty by WVA or any WVA Subsidiary on 30 days' notice;

                  (c) bonus, incentive, deferred compensation, severance pay, pension, profit-sharing, retirement, stock purchase, stock option, employee benefit or similar plan, agreement or arrangement;

                  (d) collective bargaining agreement or other agreement with any labor union or other employee organization (and no such agreement is currently being requested by, or is under discussion by management with, any group of employees or others); or

                  (e) other employment contract or other compensation agreement or arrangement, oral or written, affecting or relating to current or former employees of WVA or any WVA Subsidiary.

        All such contracts and other agreements and arrangements set forth on
Schedule 4.17 are valid and in full force and effect, each of WVA and each WVA Subsidiary has performed all material obligations imposed upon it thereunder, and there are, under any of such contracts, agreements or arrangements, no defaults or events of default by WVA or any WVA Subsidiary or, to the knowledge of Telcom, any other party thereto that would materially adversely affect the business, assets or financial condition of WVA or any WVA Subsidiary, that would materially adversely affect the relationship of WVA, any WVA Subsidiary or MIL Argentina with any employee of WVA or any WVA Subsidiary or that could reasonably be expected to materially adversely affect the business prospects of WVA or any WVA Subsidiary.

        From September 30, 1996 to and including the Closing Date, neither WVA nor any WVA Subsidiary has made any loans to any of its officers or employees or any of the officers or employees of Telcom and its Affiliates.

4.18    PATENTS, TRADEMARKS, ETC.

        WVA and the WVA Subsidiaries own, or have full and unrestricted rights within Argentina (to the extent available under Argentine law) to:

                  (a) all material trademarks, trade names and copyrights, including, but not limited to, "AirLink," now used by WVA or the WVA Subsidiaries, as the case may be, and

                  (b) all material formulae, franchises, processes, techniques and manufacturing know-how and all trademarks, trade names and copyrights used in connection with services now being or intended to be offered and sold by WVA or the WVA Subsidiaries, as the case may be, except in each case where the failure to own or have full and unrestricted rights within Argentina to such items would not have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole.

         Where registration of the intellectual property listed in clauses (a) and (b) above is necessary in order to have full and unrestricted rights to such intellectual property, such intellectual property has been duly registered with the proper authorities in Argentina. WVA and the WVA Subsidiaries as a result of the execution of this Agreement or the performance of their obligations hereunder will not be deprived of any rights which they would otherwise possess in any of the intellectual property listed in clauses (a) and
(b) above.

         A true and complete list of (i) all patents, patent applications, patent agreements, license agreements, proprietary information agreements, confidentiality agreements, invention agreements, consulting agreements, trademark registrations and applications therefor, trade names, service marks and copyright registrations and applications therefor to which WVA or any WVA Subsidiary is a party or that are used in the operation of the WVA Business and
(ii) any interference actions or adverse claims made or threatened in respect thereof and any claims made or threatened for alleged infringement thereof are specifically set forth on Schedule 4.18. To the best knowledge of Telcom or WVA, neither WVA nor any WVA Subsidiary, in its operations, infringes any valid patent, trademark, trade name, service mark or copyright of any other Person. Except as set forth on Schedule 4.18, all agreements listed on Schedule 4.18 are valid and enforceable, WVA and the WVA Subsidiaries have performed all material obligations imposed upon them thereunder, and neither WVA nor any WVA Subsidiary nor, to the knowledge of Telcom, any other party thereto is in default thereunder in any material respect, nor is there any event that with the giving of notice or lapse of time, or both, would constitute a material default thereunder by WVA, any WVA Subsidiary or, to the knowledge of Telcom, any other party thereto. Neither Telcom, WVA nor any WVA Subsidiary has received notice that any party to any such agreement intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. Neither WVA nor any WVA Subsidiary has entered into any agreement to indemnify any Person against any claim or charge of infringement of any patents, trademarks, trade names, copyrights, technology, know-how, processes or other intangible rights.

4.19     CUSTOMERS

         Except as described on Schedule 4.19, neither WVA nor any WVA Subsidiary has received any customer complaints or expressions of customer dissatisfaction, in writing or orally, of a material nature concerning the service provided by any WVA Subsidiary.

4.20     APPLICABLE LAWS

         The WVA Securityholders, WVA and the WVA Subsidiaries have complied, and are in compliance, with the U.S. Foreign Corrupt Practices Act with respect to the WVA Business. Except where noncompliance would not individually or in the aggregate have a material adverse effect on WVA and the WVA Subsidiaries, taken as a whole, the WVA Securityholders, WVA and the WVA Subsidiaries have complied, and are in compliance with, all presently existing local and national Argentine laws, rules, ordinances, decrees and orders applicable to the operation of the WVA Business or to their owned or leased properties. None of the WVA Securityholders, WVA or any WVA Subsidiary has reasonably been put on notice of any actions or omissions which could be deemed an unasserted present or past unremedied failure by any WVA Securityholder, WVA or any WVA Subsidiary, as the case may be, to comply with any such laws, rules, ordinances, decrees and orders, other than actions or omissions which such WVA Securityholder, WVA or WVA Subsidiary reasonably believes are not failures to comply. No director, officer, agent, employee or other Person acting on behalf of any WVA Securityholder, WVA or any WVA Subsidiary has used any funds or given anything of value, directly or indirectly, for contributions, payments, gifts or entertainment or made any expenditures, directly or indirectly, to any government official, political party or candidate for political office to influence such Person in the discharge of his, her or its official duties. Each of the WVA Securityholders, WVA and the WVA Subsidiaries has financial controls and accounting books and records reasonably designed to ensure that such books and records accurately reflect corporate transactions and the disposition of assets to the extent relating to the WVA Securityholders, WVA or the WVA Subsidiaries. No director, officer, agent, employee or other Person acting on behalf of any WVA Securityholder, WVA or any WVA Subsidiary has accepted or received any unlawful contributions, payments, gifts or expenditures in connection with the operation of the WVA Business.

4.21     INSURANCE

         Telcom will provide to MIL prior to the Closing Date true and complete copies of all insurance policies relating to WVA, the WVA Subsidiaries and the WVA Assets.

4.22     BROKERAGE

         None of the WVA Securityholders have retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by Telcom.

4.23     FULL DISCLOSURE

         No information furnished by the WVA Securityholders, WVA or the WVA Subsidiaries to the MIL Parties in this Agreement (including, but not limited to, the WVA Financial Statements and all information in the Schedules and Exhibits) is false or misleading in any material respect. There has been no omission on the part of the WVA Securityholders,

WVA or the WVA Subsidiaries to state a material fact necessary to make the information provided to the MIL Parties not misleading.

                                   ARTICLE V

                               FURTHER AGREEMENTS

         Each of the parties hereto agrees to perform and observe the following agreements applicable to it:

5.1      SCHEDULES

         (a) All representations and warranties herein shall apply to any exhibits, schedules and certificates delivered by Telcom or any officer thereof to any MIL Party, and each such certificate shall be deemed to be a representation by the WVA Securityholders as to the matters set forth therein. All representations and warranties herein shall apply to any exhibits, schedules and certificates delivered by any MIL Party or any officer thereof to Telcom, and each such certificate shall be deemed to be a representation by the MIL Party as to the matters set forth therein.

         (b) On or prior to the Closing Date, Telcom may deliver to MIL one or more Schedules to this Agreement that have been revised and updated to reflect changes to the operations or condition of Telcom, WVA or the WVA Subsidiaries between the date hereof and the Closing. The delivery of any such revised Schedule shall not affect the rights of any party under Articles VI and VII, but, if the Closing shall occur, the revised Schedules shall be deemed to supersede the Schedules delivered herewith, but only with respect to the representations and warranties given as of the Closing Date.

         (c) On or prior to the Closing Date, MIL may deliver to Telcom one or more Schedules to this Agreement that have been revised and updated to reflect changes to the operations or condition of the MIL Parties or McCaw S.A. between the date hereof and the Closing. The delivery of any such revised Schedule shall not affect the rights of any party under Articles VI and VII, but, if the Closing shall occur, the revised Schedules shall be deemed to supersede the Schedules delivered herewith, but only with respect to the representations and warranties given as of the Closing Date.

5.2      ACCESS

         From the date of this Agreement to and including the Closing Date, each party shall (and WVA shall cause the WVA Subsidiaries to) grant the other parties hereto and their respective agents, employees, accountants and attorneys reasonable access during normal business hours to, and the opportunity to examine and make copies of, all their books, records, documents, instruments and papers, and the right to inspect all of their operations, properties and assets at any reasonable time and provide any authorizations necessary to examine the status of the WVA Licenses or the McCaw S.A. Licenses, as the case may be, with the CNT, other than any information which counsel advises should not be provided prior to the Authorization.

5.3      ADVICE OF CLAIMS

         From the date of this Agreement to and including the Closing Date, each of Telcom and WVA shall (and shall cause the WVA Subsidiaries to) promptly advise MIL in writing if it has notice or knowledge of the commencement or threat of any Claims against or affecting WVA or the WVA Subsidiaries or any rulings, decrees or other material developments in any Claim described on
Schedule 4.16 or arising after the date hereof.

         From the date of this Agreement to and including the Closing Date, the MIL Parties shall promptly advise Telcom in writing if they have notice or knowledge of the commencement or threat of any Claims against or affecting McCaw S.A. or any rulings, decrees or other material developments in any Claim described on Schedule 3.16 or arising after the date hereof.

5.4      CONDUCT OF BUSINESS

         5.4.1    CONDUCT OF WVA BUSINESS

         Telcom and WVA shall, and shall cause the WVA Subsidiaries to, to the best of their respective abilities, (a) preserve and protect the right of the WVA Subsidiaries to use all the WVA Channels and paging frequencies used by any WVA Subsidiary as currently intended and (b) take action to satisfy all applicable build-out and loading requirements. Telcom and WVA shall immediately notify MIL if any WVA Channels will not be preserved or protected or if applicable build-out or loading requirements may not be satisfied.

         Telcom and WVA shall not (a) take or agree or commit to take any action that would make any representation or warranty of Telcom and WVA hereunder inaccurate in any respect at the Closing Date or (b) omit or agree or commit to omit to take any commercially reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at such time.

         5.4.2    CONDUCT OF MCCAW S.A. BUSINESS

         MIL and McCaw S.A. shall, to the best of their respective abilities,
(a) preserve and protect the right of McCaw S.A. to use all the McCaw S.A. Channels as currently intended and (b) take action to satisfy all applicable build-out and loading requirements. MIL shall immediately notify Telcom if any McCaw S.A. Channels will not be preserved or protected or if applicable build-out or loading requirements may not be satisfied.

         The MIL Parties shall not (a) take or agree or commit to take any action that would make any representation or warranty of the MIL Parties hereunder inaccurate in any respect at the Closing Date or (b) omit or agree or commit to omit to take any commercially reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at such time.

5.5      COMPLIANCE WITH LAWS

         Each of Telcom and WVA on the one hand and each of the MIL Parties on the other hand agree that it and any director, officer, agent, employee or other Person acting on its behalf or on behalf of any Affiliate of it or any of the WVA Securityholders (a) will not be involved in the offering, paying or giving of anything of value, either directly or indirectly, to a government official, political party or candidate for political office to influence such Person in the discharge of his, her or its official duties, (b) will not engage in any such unlawful conduct during the time of carrying out their duties, (c) will maintain accounting books and records in reasonable detail and institute internal controls to ensure that such books and records accurately reflect corporate transactions and the disposition of assets, and (d) will not, directly or indirectly, take any action or fail to take any commercially reasonable action in each case that could result in the loss of the benefits of either the McCaw S.A. Licenses, in the case of MIL, or the WVA Licenses, in the case of WVA. Telcom and WVA further agree that they will cause the WVA Subsidiaries to comply with the preceding sentence.

5.6      INSURANCE AND LOSS OF OR DAMAGE TO ASSETS

         (a) Telcom and WVA shall not, and shall not permit any WVA Subsidiary to, decrease the insurance coverage maintained prior to the date hereof in respect of the WVA Business from the period commencing on the date hereof and ending on the Closing Date. Telcom and WVA shall give MIL prompt written notice of (i) any loss, damage or destruction to any material tangible WVA Assets occurring on or after September 30, 1996 and on or prior to the Closing Date,
(ii) the estimated value of the portion of such assets so lost, damaged or destroyed, and (iii) the estimated cost of repair, replacement or reconstruction thereof.

         (b) The MIL Parties shall not, and shall not permit McCaw S.A. to, decrease the insurance coverage maintained prior to the date hereof in respect of the McCaw S.A. Business from the period commencing on the date hereof and ending on the Closing Date. MIL shall give Telcom and WVA prompt written notice of (i) any loss, damage or destruction to any material tangible McCaw S.A. Assets occurring on or after September 30, 1996 and on or prior to the Closing Date, (ii) the estimated value of the portion of such assets so lost, damaged or destroyed, and (iii) the estimated cost of repair, replacement or reconstruction thereof.

5.7      CONFIDENTIALITY

         The Confidentiality Agreement among Telcom, Wireless Ventures of Brazil, Inc, WVA and MIL dated as of October 28, 1996 (the "Confidentiality Agreement") shall remain in full force and effect in accordance with its terms and shall apply to all documents and information supplied in connection herewith.

5.8      OTHER COOPERATION

         All parties will promptly take, and fully cooperate with the other parties and their legal counsel and accountants in connection with, any steps reasonably required to be taken as part of the obligations of the parties under this Agreement or to promptly satisfy the conditions precedent hereunder, including, without limitation, obtaining any required Argentine Government Approval and any filings required by the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                THE MIL PARTIES

         The obligations of each of the MIL Parties to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived by MIL.

6.1      ACCURACY OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of Telcom and WVA contained in
Article IV (including applicable Schedules hereto) shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by the transactions contemplated hereby and except to the extent that such representations and warranties shall have been made as of a specified date, in which case such representations and warranties shall have been true as of the specified date.

6.2      PERFORMANCE OF AGREEMENT

         Telcom and WVA shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

6.3      APPROVALS AND CONSENTS

         All material approvals and consents from third parties listed on
Schedule 4.3 shall have been obtained.

6.4      SHAREHOLDERS AGREEMENT

         MIL Argentina, WVA and McCaw Holdings shall have entered into a Shareholders Agreement (the "Shareholders Agreement") in substantially the form attached hereto as Exhibit 6.4.

6.5      OPINIONS OF TELCOM'S COUNSEL

         MIL shall have received opinions of U.S. and Argentine counsel to the WVA Securityholders reasonably acceptable to MIL in substantially the form attached hereto as Exhibit 6.5.

6.6      CONFIDENTIALITY, NONCOMPETITION AND PROPRIETARY INFORMATION AGREEMENTS

         On or before the Closing, Telcom, WVA, the WVA Subsidiaries and all Affiliates Controlled by Telcom, and the officers and directors thereof, shall have entered into confidentiality agreements, noncompetition agreements and proprietary information agreements relating to paging and SMR services and operations in Argentina in substantially the form attached hereto as Exhibit 6.6.

6.7      LEGAL PROCEEDINGS

         No law, regulation, administrative ruling or order of any court or administrative agency of competent jurisdiction shall be in effect that enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be reasonably likely to enjoin, restrain or prohibit consummation of this Agreement.

6.8      TITLE

         To the extent any such Liens exist, Telcom and WVA shall have caused WVA and the WVA Subsidiaries to have obtained the release of all material Liens from the WVA Assets, other than Permitted Liens. Telcom and WVA shall have supplied to MIL evidence satisfactory to MIL establishing WVA's and the WVA Subsidiaries' good and marketable title to the WVA Assets, free and clear of all Liens, other than Permitted Liens.

6.9      TELCOM AND WVA OFFICERS' CERTIFICATES

         MIL shall have received certificates from the President and Secretary of Telcom and of WVA, dated the Closing Date, in substantially the form attached hereto as Exhibit 6.9, certifying that (a) the conditions set forth in this Article VI have been fulfilled, (b) the representations and warranties of Telcom and WVA herein are true and correct in all material respects as of the Closing Date, and (c) such officers reasonably believe that all loading requirements with respect to WVA Licenses required to be met within 90 days following the Closing Date will be met.

6.10     DOCUMENTATION RELATING TO WVA LICENSES

         MIL shall have received a true and complete copy of each document granting the WVA Licenses and authorizing the use of each WVA Channel.

6.11     INTERCOMPANY TRANSACTIONS

         All intercompany agreements and transactions between the WVA Subsidiaries on the one hand and Telcom or its Affiliates (other than the WVA Subsidiaries) on the other hand shall have been amended or terminated if MIL shall have reasonably requested such amendment or termination.

6.12     EMPLOYEES AND DIRECTORS

         All employees and directors of the WVA Subsidiaries designated by MIL shall have resigned from their respective positions, effective as of the Closing Date.

6.13     BRAZIL

         The merger contemplated by the Agreement and Plan of Merger among Nextel Communications, Inc., Dial Call Indimich, Inc. and Wireless Ventures of Brazil, Inc. dated as of the date hereof shall have been consummated, or if not yet consummated, such agreement shall remain in full force and effect.

                                  ARTICLE VII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WVA
                            SECURITYHOLDERS AND WVA

         The obligations of each of Telcom and WVA to perform and observe the covenants, agreements and conditions hereof to be performed and observed by Telcom and WVA at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived in writing by Telcom and WVA.

7.1      ACCURACY OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of the MIL Parties contained in
Article III (including applicable Schedules thereto) shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

7.2      PERFORMANCE OF AGREEMENT

         The MIL Parties shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

7.3      APPROVALS AND CONSENTS

         All material approvals and consents from third parties listed on
Schedule 3.3 shall have been obtained.

7.4      SHAREHOLDERS AGREEMENT

         MIL Argentina, WVA and McCaw Holdings shall have entered into a Shareholders Agreement in substantially the form attached hereto as Exhibit 6.4.

7.5      MIL OFFICERS' CERTIFICATE

         Telcom shall have received certificates of the President and the Secretary of MIL, dated the Closing Date, in substantially the form attached hereto as Exhibit 7.5, certifying that (a) all the conditions set forth in this
Article VII have been fulfilled, (b) the representations and warranties of the MIL Parties herein are true and correct as of the Closing Date, and (c) such officers reasonably believe that all loading requirements with respect to McCaw S.A. Licenses required to be met within 90 days following the Closing Date will be met.

7.6      LEGAL PROCEEDINGS

         No law, regulation, administrative ruling or order of any court or administrative agency of competent jurisdiction shall be in effect that enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be reasonably likely to enjoin, restrain or prohibit consummation of this Agreement.

7.7      OPINIONS OF MIL COUNSEL

         Telcom shall have received opinions of U.S., Argentine and Cayman counsel to MIL reasonably acceptable to Telcom in substantially the form attached hereto as Exhibit 7.7.

7.8      TITLE

         To the extent any such Liens exist, MIL shall have caused McCaw S.A. to have obtained the release of all material Liens from the McCaw S.A. Assets, other than Permitted Liens. MIL shall have supplied to Telcom evidence satisfactory to Telcom establishing McCaw S.A.'s good and marketable title to the McCaw S.A. Assets, free and clear of all Liens, other than Permitted Liens.

7.9      DOCUMENTATION RELATING TO MCCAW S.A. LICENSES

         Telcom shall have received a true and complete copy of each document granting the McCaw S.A. Licenses and authorizing the use of each McCaw S.A. Channel.

7.10     INTERCOMPANY TRANSACTIONS

         All intercompany agreements and transactions between any of the MIL Parties and their Affiliates on the one hand and McCaw S.A. on the other hand shall have been amended or terminated if Telcom shall have reasonably requested such amendment or termination.

7.11     BRAZIL

         The merger contemplated by the Agreement and Plan of Merger among Nextel Communications, Inc., Dial Call Indimich, Inc. and Wireless Ventures of Brazil, Inc. dated as of the date hereof shall have been consummated, or if not yet consummated, such agreement shall remain in full force and effect.

7.12     CONFIDENTIALITY, NONCOMPETITION AND PROPRIETARY INFORMATION AGREEMENTS

         On or before the Closing, each of the MIL Parties and all Affiliates Controlled by the MIL Parties, and the officers and directors thereof, shall have entered into confidentiality agreements, noncompetition agreements and proprietary information agreements relating to paging and SMR services and operations in Argentina in substantially the form attached hereto as Exhibit 6.6.

                                  ARTICLE VIII

                   INDEMNIFICATION AND SURVIVAL OF WARRANTIES

8.1      INDEMNIFICATION BY WVA SECURITYHOLDERS

         Telcom agrees to indemnify and hold harmless, on an after-tax basis, the MIL Parties, their respective successors and permitted assigns, and the officers, directors, affiliates, employees, Controlling Persons and agents of the foregoing and to hold each such party harmless against and in respect of any and all losses, damages, costs and expenses, including attorneys' fees ("Damages"), incurred by any such party by reason of (a) a breach of any of the representations or warranties made in this Agreement by the WVA Securityholders or WVA, (b) the breach of any covenant contained herein by the WVA Securityholders or WVA prior to the Closing, or (c) the breach of undertakings of the WVA Securityholders or WVA in this Agreement or any other document, supplement, instrument, agreement, letter, amendment or assignment executed in connection herewith, or in any officers' certificate or other certificate delivered to MIL or its Affiliates at or in connection with the Closing; provided that Telcom shall not be obligated to make any payments under this
Section 8.1 unless and until the amount of Damages exceeds US$100,000 after which Telcom shall be obligated to pay the entire amount of such Damages, including the first US$100,000.

8.2      INDEMNIFICATION BY MIL

         The MIL Parties agree to indemnify and hold harmless, on an after-tax basis, WVA, the WVA Securityholders, their successors and permitted assigns, and the officers, directors, affiliates, employees, Controlling Persons and agents of the foregoing and to hold each such party harmless against and in respect of any and all Damages incurred by such party by reason of (a) breach of any of the representations or warranties made in this Agreement by the MIL Parties, (b) the breach of any covenant contained herein by the MIL Parties prior to the Closing, or (c) the breach of undertakings of the MIL Parties in any other document, supplement, instrument, agreement, letter, amendment or assignment executed in connection herewith, or in any officers' certificate or other certificate delivered to Telcom at or in connection with the Closing; provided that the MIL Parties shall not be obligated to make any payments under this Section 8.2 unless and until the amount of Damages exceeds $100,000, after which the MIL Parties shall be obligated to pay the entire amount of such Damages, including the first $100,000.

8.3      PROCEDURE

         With respect to the claims made by third parties, if any of the MIL Parties or the WVA Securityholders are threatened with any claim, or any claim is presented to or any action or proceeding is commenced against any of the MIL Parties or the WVA Securityholders, that may give rise to the right of indemnification hereunder, the MIL Parties or the WVA Securityholders, as the case may be (the "Indemnitee"), will give written notice thereof promptly (and in no event later than the last survival date of the representation and warranty for the breach of which indemnification is sought) to the party or parties bearing the indemnification obligation (the "Indemnifying Party"); provided that the failure to give notice in accordance with this Section 8.3 shall not prevent enforcement hereunder if such failure is not prejudicial to the Indemnifying Party. The Indemnifying Party shall have the right to participate in the defense of such claim, action or proceeding, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to such parties and the Indemnitee, in which case every Indemnitee shall have the right to participate through counsel of its own choosing (and whose fees shall be paid by such Indemnitee). If the Indemnifying Party and the Indemnitee agree upon mutually satisfactory counsel to assume the defense, the Indemnifying Party shall assume the expense of such counsel's fees and shall no longer assume the expense of the Indemnitee's attorneys' fees. In the event the Indemnifying Party undertakes to compromise or defend any such liability, the Indemnifying Party shall so notify the Indemnitee in writing promptly of its intention to do so, and the Indemnitee shall cooperate with the Indemnifying Party and its counsel in the compromising of or the defending against any such liabilities or claims, at the expense of the Indemnifying Party. Such cooperation shall include, but shall not be limited to, the provision to the Indemnifying Party of reasonable access to the Indemnitee's business records, research, documents and employees as they relate to the defense of any indemnified claim. In response to a bona fide settlement offer, the Indemnifying Party may settle the monetary portion of an indemnifiable matter that it has duly elected to contest without the consent of the Indemnitee unless such settlement has an adverse effect upon the Indemnitee, in which case such matters shall be settled only with the consent of the Indemnitee; provided, however, that the Indemnifying Party shall not have the right to agree to a settlement involving injunctive or other equitable relief without obtaining the prior written consent of the Indemnitee. In the event the Indemnitee declines to consent to the monetary settlement described in the preceding sentence, then the Indemnitee shall have no right to indemnification beyond, and the Indemnifying Party shall have no obligation to pay damages and attorneys' fees hereunder in excess of, the amount of the proposed settlement.

8.4      FORM OF PAYMENT

         The Indemnifying Party may satisfy its obligations under this Article VIII in cash or at its option in MIL Argentina Securities, based on the value of the sum of Invested Capital divided by the number of MIL Argentina Securities then outstanding.

8.5      SURVIVAL

         The covenants, agreements, representations and warranties made by the parties in or pursuant to this Agreement shall survive the Closing for two years, except as otherwise set forth herein, and except that (a) the representations and warranties contained in Sections 3.11 and 4.11 shall survive until expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof), if later, and (b) the agreements contained in this Article VIII shall survive indefinitely.

                                   ARTICLE IX

                                  TERMINATION

9.1      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

                  (a)      by mutual written consent;

                  (b) by either MIL or Telcom if the transactions contemplated hereby shall not have been consummated by the first anniversary of the date hereof; provided that if the transactions contemplated hereby shall not have been consummated by such first anniversary, either MIL or Telcom (the "Contracting Party") may after such first anniversary and on or prior to the second anniversary of the date hereof enter into an agreement with a third party which directly or indirectly is authorized to use SMR channels in Argentina under which agreement the Contracting Party and such third party would each have an ownership interest in a Person providing SMR services in Argentina (a "Contract") only on the following conditions:

                            (i) the Contracting Party shall have provided to the other party (the "Tag-Along Party") written notice at least 30 days prior to entering into such Contract;

                           (ii) the Tag-Along Party shall have the right, exerciseable upon written notice to the Contracting Party describing in reasonable detail all material terms of the proposed transaction delivered within 15 days after its receipt of notice pursuant to clause (i), to become a party to such Contract with an economic interest equal to the Contracting Party's economic interest under such Contract and voting rights, as between the Contracting Party and the Tag-Along Party, comparable to those set forth in the form of Shareholders Agreement; and

                          (iii) if either or both of MIL and Telcom would be required by applicable law or regulation to divest all or any portion of their respective Licenses or Channels as a result of the consummation of the transactions contemplated by the Contract, MIL and Telcom shall share equally in the net proceeds of such sale;

provided, further, that nothing in this Agreement shall prevent either MIL or the WVA Securityholders from transferring their entire interests in McCaw S.A. or the WVA Subsidiaries, respectively, to a third party at any time after the first anniversary of the date hereof;

                  (c) by either MIL or Telcom if a court of competent jurisdiction or governmental authority shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby;

                  (d) by MIL following a breach of any representation, warranty, covenant or agreement on the part of the WVA Securityholders or WVA set forth in this Agreement such that the conditions set forth in Section 6.1 or 6.2 would not be satisfied; or by Telcom following a breach of any representation, warranty, covenant or agreement on the part of the MIL Parties set forth in this Agreement such that the conditions set forth in Section 7.1 or 7.2 would not be satisfied, which breach shall not have been cured within 20 business days following receipt by any of the MIL Parties of notice of such breach; or

                  (e) by MIL if any representation or warranty of the WVA Securityholders and WVA shall have become untrue such that the conditions set forth in Article VI cannot reasonably be expected to be satisfied by the date set forth in Section 9.1(b); or by Telcom if any representation or warranty of the MIL Parties shall have become untrue such that the conditions set forth in
Article VII cannot reasonably be expected to be satisfied by the date set forth in Section 9.1(b).

9.2      EFFECT OF TERMINATION

         (a) In the event of any termination pursuant to this Article IX (other than pursuant to Section 9.1(a)), written notice setting forth the reasons therefor shall forthwith be given by the terminating party to the other party hereto and neither party shall have any liability to the other party of any nature whatsoever due to such termination, except for damages resulting from a willful breach by the other party, other than pursuant to Section 9.2(b).

         (b) Notwithstanding any termination pursuant to this Article IX (other than any termination by MIL pursuant to Section 9.1(d)), for the period beginning on the date hereof and ending on the second anniversary of the date hereof, MIL shall provide written notice to Telcom as far in advance as reasonably practicable, but at least 90 days prior to the date of anticipated deployment of digital infrastructure with respect to any block of McCaw S.A. Channels (the "Deployment Date"). Telcom shall have the right, exerciseable by Telcom upon written notice to MIL within 30 days following MIL's notice, to cause the WVA Subsidiaries to exchange an equal number of WVA Channels with McCaw S.A. such that each of McCaw S.A and the WVA Subsidiaries would have authorization to use their respective Channels, to the extent feasible, located contiguously; provided that at least 30 days prior to the Deployment Date, (i) Telcom shall have provided to MIL evidence reasonably satisfactory to MIL that such Channels are cleared and are not subject to any interference and (ii) all necessary regulatory approvals relating to such exchange, if any, shall have been obtained. If the conditions set forth in clauses (i) and (ii) of the previous sentence shall not have been satisfied at least 30 days prior to the Deployment Date, MIL shall have the right to deploy digital technology with respect to such block of McCaw S.A. Channels, and Telcom shall have no further right to require the exchange of WVA Channels with respect to such block of McCaw S.A. Channels. The parties hereto will take all commercially reasonable steps required to effect such exchange of channels, including, but not limited to, making any required filings with the CNT.

                                   ARTICLE X

                                    GENERAL

10.1     EXPENSES

         If the transactions contemplated by this Agreement are consummated, the MIL Parties shall pay their own fees, costs and expenses, and Telcom and WVA shall pay their own fees, costs and expenses, incident to the negotiation, preparation and carrying out of this Agreement; provided that MIL Argentina shall not bear any fees, costs or expenses relating to the Merger for the benefit of any of the MIL Parties, WVA or any of the WVA Securityholders.

10.2     AMENDMENT

         The parties may amend, modify or supplement this Agreement at any time, but only in a written amendment duly executed on behalf of each of the parties.

10.3     HEADINGS

         The headings preceding the text of Sections of this Agreement are for convenience only and shall not be deemed parts thereof.

10.4     APPLICABLE LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts executed and to be fully performed in such state. Each of the parties hereto
(a) consents to submit itself to the personal jurisdiction of any federal court located in the state of Virginia or any Virginia state court if any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the state of Virginia or a Virginia state court.

10.5     PARTIES IN INTEREST

         All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not. This Agreement shall not be assigned by any party hereto in whole or in part without the prior written consent of the other parties hereto; provided, however, that MIL may at any time assign all or part of its right, title and interest in, to and under this Agreement and the documents, agreements and supporting papers delivered in connection herewith to any Affiliate of MIL; provided, further, that nothing contained in this Agreement shall prevent MIL and its Affiliates, on the one hand, or Telcom and its Affiliates that it Controls, on the other hand, from transferring direct or indirect interests in McCaw S.A. or the WVA Subsidiaries, as the case may be, prior to the Closing Date so long as on the Closing Date (i) MIL and its Affiliates own directly or indirectly at least 50% of the capital stock of McCaw S.A. and (ii) Telcom and its Affiliates that it Controls own directly or indirectly at least 50% of the capital stock of each of the WVA Subsidiaries; provided, further that nothing contained in this Agreement shall prevent Telcom and the other members of WVA from transferring their interests in WVA prior to Closing to an intermediate holding company Controlled by one or more members of WVA.

10.6     WAIVERS

         Any terms, covenants, representations, warranties or agreements of any party hereto may be waived at any time by an instrument in writing executed by the party for whose benefit such terms exist. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

10.7     NOTICES

         Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or deposited in the mail, postage prepaid, sent certified or registered, or when delivered by facsimile, and addressed as respectively set forth below, or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by facsimile, transmission confirmed, shall be deemed to be received on the date of delivery and any notice so mailed shall be deemed to be received three days after the date on which it was mailed.

         Notices to the parties shall be sent as follows:

         (a)      To MIL and the MIL Parties:

                           McCaw International, Ltd.
                           1191 Second Avenue, Suite 1600
                           Seattle, WA 98101
                           Attention:  General Counsel
                           Fax:  (206) 749-8384

                  with a copy to:

                           Perkins Coie
                           1201 Third Avenue, 40th Floor
                           Seattle, WA 98101-3099
                           Attention:  Craig E. Sherman, Esq.
                           Fax:  (206) 583-8500
                           File #:  24570-10

         (b)      To Telcom:

                           Telcom Ventures, LLC
                           Arlington Courthouse Plaza II
                           2300 Clarendon Boulevard, Suite 800
                           Arlington, VA 22201
                           Attention:  Dr. Rajendra Singh
                           Fax:  (703) 243-4960

                           (with a copy to General Counsel)

                  and with a copy to:

                           Dewey Ballantine
                           1301 Avenue of The Americas
                           New York, NY 10019
                           Attention:  William J. Phillips, Esq.
                           Fax:  (212) 259-6333

10.8     COUNTERPARTS

         This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9     ENTIRE UNDERSTANDING

         The terms set forth in this Agreement and the Confidentiality Agreement are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms.

         IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                  McCAW INTERNATIONAL, LTD.


                                  By /s/ KEITH D. GRINSTEIN
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------



                                  McCAW INTERNATIONAL (DELAWARE), LTD.


                                  By /s/ KEITH D. GRINSTEIN
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------



                                  McCAW INTERNATIONAL (HOLDINGS), LTD.


                                  By /s/ KEITH D. GRINSTEIN
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------



                                  McCAW INTERNATIONAL (ARGENTINA) LLC


                                  By /s/ KEITH D. GRINSTEIN
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------



                                  TELCOM VENTURES, LLC



                                  By /s/ RAJENDRA SINGH
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------

                                  WIRELESS VENTURES OF ARGENTINA, L.L.C.



                                  By /s/ RAJENDRA SINGH
                                    -----------------------------------------
                                      Its  President
                                         ------------------------------------